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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 14, 2003
                              (November 13, 2003)

                                 LBI MEDIA, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                   California
                       ---------------------------------
                 (State or other jurisdiction of incorporation)

                   333-100330                       95-4668901
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           (Commission File Number)     (IRS Employer Identification No.)

            1845 West Empire Avenue Burbank, California      91504
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              (Address of principal executive offices)    (Zip Code)




       Registrant's telephone number, including area code: (818) 563-5722
                                                           ---------------

                                  Not applicable
                            -------------------------
        (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)    Exhibits

99.1 Press Release of LBI Media, Inc. dated November 13, 2003 (financial results for third fiscal quarter of 2003).

Item 12. Results of Operations and Financial Condition.

         LBI Media, Inc. issued a press release on November 13, 2003. The press release announced its financial results for the three months and nine months ended September 30, 2003. The press release is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, LBI Media, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Burbank, State of California, on November 14, 2003.

                                            LBI MEDIA, INC.


                                            By:  /s/  Brett Zane
                                                 ------------------------------
                                                 Brett Zane
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release of LBI Media, Inc. dated November 13, 2003
                  (financial results for third fiscal quarter of 2003)

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